Fees Summary	Sep. 02, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 15,375,000.00
Previously Paid Amount	(0)
Total Fee Amount	2,353.92
Total Offset Amount	(0)
Net Fee	$ 2,353.92